EXHIBIT h.6.a

                                    EXHIBIT A
                   to the Expense Limitation Agreement between
                               ABERDEEN FUNDS and
                         ABERDEEN ASSET MANAGEMENT INC.
                        Effective as of February 7, 2008*

                                                             Expense Limitation
Name of Fund/Class                                             for Fund/Class
------------------                                            -----------------

Aberdeen U.S. Equity Fund
Class A                                                             1.46%
Class B                                                             2.21%
Class C                                                             2.21%
Class R                                                             1.71%
Institutional Service Class                                         1.21%
Institutional Class                                                 1.21%

Aberdeen Select Worldwide Fund
Class A                                                             1.57%
Class B                                                             2.32%
Class C                                                             2.32%
Class R                                                             1.82%
Institutional Service Class                                         1.32%
Institutional Class                                                 1.32%

Aberdeen China Opportunities Fund
Class A                                                             1.87%
Class B                                                             2.62%
Class C                                                             2.62%
Class R                                                             2.12%
Institutional Service Class                                         1.62%
Institutional Class                                                 1.62%

Aberdeen Developing Markets Fund
Class A                                                             1.67%
Class B                                                             2.42%
Class C                                                             2.42%
Class R                                                             1.92%
Institutional Service Class                                         1.42%
Institutional Class                                                 1.42%

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Aberdeen International Equity Fund
Class A                                                             1.49%
Class B                                                             2.24%
Class C                                                             2.24%
Class R                                                             1.74%
Institutional Service Class                                         1.24%
Institutional Class                                                 1.24%

Aberdeen Equity Long-Short Fund
Class A                                                             1.70%
Class B                                                             2.45%
Class C                                                             2.45%
Class R                                                             1.95%
Institutional Service Class                                         1.45%
Institutional Class                                                 1.45%

Aberdeen Global Financial Services Fund
Class A                                                             1.44%
Class B                                                             2.19%
Class C                                                             2.19%
Class R                                                             1.69%
Institutional Service Class                                         1.19%
Institutional Class                                                 1.19%

Aberdeen Health Sciences Fund
Class A                                                             1.51%
Class B                                                             2.26%
Class C                                                             2.26%
Class R                                                             1.76%
Institutional Service Class                                         1.26%
Institutional Class                                                 1.26%

Aberdeen Natural Resources Fund
Class A                                                             1.41%
Class B                                                             2.16%
Class C                                                             2.16%
Class R                                                             1.66%
Institutional Service Class                                         1.16%
Institutional Class                                                 1.16%


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Aberdeen Technology and Communications Fund
Class A                                                             1.63%
Class B                                                             2.38%
Class C                                                             2.38%
Class R                                                             1.88%
Institutional Service Class                                         1.38%
Institutional Class                                                 1.38%

Aberdeen Global Utilities Fund
Class A                                                             1.38%
Class B                                                             2.13%
Class C                                                             2.13%
Class R                                                             1.63%
Institutional Service Class                                         1.13%
Institutional Class                                                 1.13%

Aberdeen Small Cap Fund
Class A                                                             1.29%
Class B                                                             2.04%
Class C                                                             2.04%
Class R                                                             1.54%
Institutional Service Class                                         1.04%
Institutional Class                                                 1.04%

Aberdeen Tax Free Income Fund
Class A                                                             0.93%
Class B                                                             1.68%
Class C                                                             1.68%
Class D                                                             0.68%

Aberdeen Optimal Allocations Fund: Growth
Class A                                                             0.50%
Class B                                                             1.25%
Class C                                                             1.25%
Class R                                                             0.75%
Institutional Service Class                                         0.25%
Institutional Class                                                 0.25%

Aberdeen Optimal Allocations Fund: Moderate Growth
Class A                                                             0.50%
Class B                                                             1.25%
Class C                                                             1.25%
Class R                                                             0.75%
Institutional Service Class                                         0.25%
Institutional Class                                                 0.25%


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Aberdeen Optimal Allocations Fund: Moderate
Class A                                                             0.50%
Class B                                                             1.25%
Class C                                                             1.25%
Class R                                                             0.75%
Institutional Service Class                                         0.25%
Institutional Class                                                 0.25%

Aberdeen Optimal Allocations Fund:  Defensive
Class A                                                             0.50%
Class B                                                             1.25%
Class C                                                             1.25%
Class R                                                             0.75%
Institutional Service Class                                         0.25%
Institutional Class                                                 0.25%

Aberdeen Optimal Allocations Fund: Specialty
Class A                                                             0.50%
Class B                                                             1.25%
Class C                                                             1.25%
Class R                                                             0.75%
Institutional Service Class                                         0.25%
Institutional Class                                                 0.25%

Aberdeen Core Income Fund
Class A                                                             0.75%
Class C                                                             1.50%
Class R                                                             1.00%
Institutional Service Class                                         0.50%
Institutional Class                                                 0.50%

Aberdeen Core Plus Income Fund
Class A                                                             0.75%
Class C                                                             1.50%
Class R                                                             1.00%
Institutional Service Class                                         0.50%
Institutional Class                                                 0.50%

Aberdeen Asia Bond Institutional Fund
Institutional Class                                                 0.65%


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Aberdeen Global Fixed Income Fund
Class A                                                             1.20 %
Class C                                                             1.95 %
Class R                                                             1.45 %
Institutional Service Class                                         0.95 %
Institutional Class                                                 0.95 %

Aberdeen Global Small Cap Fund
Class A                                                             1.55 %
Class C                                                             2.30 %
Class R                                                             1.80 %
Institutional Service Class                                         1.30 %
Institutional Class                                                 1.30 %


Aberdeen International Equity Institutional Fund
Institutional Class                                                 0.95 %

Aberdeen Emerging Markets Institutional Fund
 Institutional Class                                                0.95%



* Effective from the commencement of operations of the Funds until at least February 28, 2010, as most recently approved at the June 9, 2009 Board Meeting. These expense limitations may be revised, after the expiration of the agreed upon term, if mutually agreed upon by the parties. They may also be revised to increase the limitations at anytime if mutually agreed upon by the parties.